UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 24, 2012

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 24, 2012, the Board of Directors of Hormel Foods Corporation (the Company) received notice of the upcoming retirements of Richard A. Bross and Ronald W. Fielding.  Mr. Bross will retire as group vice president of the Company and president of Hormel Foods International Corporation, effective December 31, 2012.  Mr. Fielding’s retirement as executive vice president of corporate strategy, planning and development for the Company is tentatively planned for January 27, 2013.

A press release announcing the retirements of Richard A Bross and Ronald W. Fielding, as well as executive advancements for the Company, is attached hereto as Exhibit 99.1.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits pursuant to Item 5.02

99.1                    Press release, dated September 26, 2012, announcing the retirements of Richard A. Bross and Ronald W. Fielding and executive advancements for the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: September 26, 2012	By /s/ JEFFREY M. ETTINGER
JEFFREY M. ETTINGER
Chairman of the Board, President
and Chief Executive Officer

Dated: September 26, 2012	By /s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Vice President and Controller